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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 20, 2005
                                                           -------------

                           Strategic Diagnostics Inc.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


    Delaware                      000-68440                     56-1581761
---------------               ----------------              -------------------
(State or Other               (Commission File               (I.R.S. Employer
Jurisdiction of                    Number)                  Identification No.)
 Incorporation)


               111 Pencader Drive
                   Newark, DE                                      19702
      ----------------------------------------                  ----------
      (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (302) 456-6789
                                                           --------------


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ITEM 7.01.  REGULATION FD DISCLOSURE.

         On June 20, 2005, Strategic Diagnostics Inc. issued a press release announcing increases in orders of food safety products. A copy of that press release is being furnished as Exhibit 99.1 to this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 STRATEGIC DIAGNOSTICS INC.


                                                 By: /s/ Anthony J. Simonetta
                                                     ------------------------
                                                     Anthony J. Simonetta
                                                     Chief Financial Officer


Dated: June 21, 2005